2nd Quarter 2016 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		DUKE ENERGY MONEYPOOL SUPPLEMENT (Unaudited)
3	Consolidating Statements of Operations	12	Schedule of Moneypool Balances
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
REGULATED UTILITIES (Unaudited)		13	Reported to Adjusted Earnings Reconciliations
7	Consolidating Segment Income	15	Non-GAAP Financial Measures
9	Consolidating Balance Sheets
11	Revenues by Customer Class

This Statistical Supplement should be read in conjunction with Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2015, and Form 10-Q for the six months ended June 30, 2016.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,090	$—	$—	$—	$(72)	$10,018
Nonregulated electric and other	—	516	226	59	21	822
Regulated natural gas	268	—	—	—	(2)	266
Total operating revenues	10,358	516	226	59	(53)	11,106
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,086	—	—	—	—	3,086
Fuel used in electric generation and purchased power - nonregulated	—	117	—	23	—	140
Cost of natural gas	58	23	—	—	—	81
Operation, maintenance and other	2,587	153	157	75	(52)	2,920
Depreciation and amortization	1,449	44	63	71	—	1,627
Property and other taxes	556	5	12	17	—	590
Impairment charges (a)	3	194	—	2	(1)	198
Total operating expenses	7,739	536	232	188	(53)	8,642
Gains (Losses) on Sales of Other Assets and Other, net	2	(1)	2	11	—	14
Operating Income (Loss)	2,621	(21)	(4)	(118)	—	2,478
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	(1)	17	6	1	—	23
Other income and expenses, net	139	22	—	17	(7)	171
Total Other Income and Expenses	138	39	6	18	(7)	194
Interest Expense (b)	555	44	23	396	(7)	1,011
Income (Loss) from Continuing Operations Before Income Taxes	2,204	(26)	(21)	(496)	—	1,661
Income Tax Expense (Benefit) from Continuing Operations (c)	791	(52)	(61)	(226)	—	452
Income (Loss) from Continuing Operations	1,413	26	40	(270)	—	1,209
Less: Net Income (Loss) Attributable to Noncontrolling Interest	—	5	(1)	4	—	8
Segment Income / Other Net Expense	$1,413	$21	$41	$(274)	$—	$1,201
Income from Discontinued Operations, net of tax						2
Net Income Attributable to Duke Energy Corporation						$1,203

Segment Income / Other Net Expense	$1,413	$21	$41	$(274)	$—	$1,201
Special Items	—	145	—	170	—	315
Adjusted Earnings (d)	$1,413	$166	$41	$(104)	$—	$1,516

(a)	International Energy includes an impairment charge of $194 million related to certain assets in Central America.

(b)
Other includes costs to achieve mergers of $183 million, which primarily consists of the mark-to-market unrealized losses related to the forward-starting interest rate swaps and other financing costs for the expected financing of the Piedmont Natural Gas (Piedmont) acquisition.

(c)
International Energy includes a net tax benefit of $79 million resulting from the ability to more efficiently utilize foreign tax credits, net of higher taxes due to no longer asserting indefinite reinvestment of foreign earnings.

(d)	See page 13 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Six Months Ended June 30, 2015 (a)
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$10,613	$—	$—	$2	$(68)	$10,547
Nonregulated electric and other	—	560	148	59	13	780
Regulated natural gas	330	—	—	—	(3)	327
Total operating revenues	10,943	560	148	61	(58)	11,654
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,662	—	—	—	—	3,662
Fuel used in electric generation and purchased power - nonregulated	—	197	14	12	(1)	222
Cost of natural gas	110	28	—	—	(1)	137
Operation, maintenance and other	2,615	164	100	21	(52)	2,848
Depreciation and amortization	1,405	46	50	66	—	1,567
Property and other taxes	516	4	9	14	—	543
Total operating expenses	8,308	439	173	113	(54)	8,979
Gains on Sales of Other Assets and Other, net	9	(1)	6	13	—	27
Operating Income (Loss)	2,644	120	(19)	(39)	(4)	2,702
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	(2)	40	(3)	1	—	36
Other income and expenses, net	133	5	3	9	(4)	146
Total Other Income and Expenses	131	45	—	10	(4)	182
Interest Expense	549	45	22	194	(4)	806
Income (Loss) from Continuing Operations Before Income Taxes	2,226	120	(41)	(223)	(4)	2,078
Income Tax Expense (Benefit) from Continuing Operations (b)	820	30	(18)	(134)	—	698
Income (Loss) from Continuing Operations	1,406	90	(23)	(89)	(4)	1,380
Less: Net Income Attributable to Noncontrolling Interest	—	2	—	5	—	7
Segment Income / Other Net Expense	$1,406	$88	$(23)	$(94)	$(4)	$1,373
Income from Discontinued Operations, net (c)						34
Net Income Attributable to Duke Energy Corporation						$1,407

Segment Income / Other Net Expense	$1,406	$88	$(23)	$(94)	$(4)	$1,373
Special Items	—	—	135	27	4	166
Adjusted Earnings (d)	$1,406	$88	$112	$(67)	$—	$1,539

(a)
During the first quarter of 2016, Duke Energy began to evaluate interim period segment performance based on financial information that includes the impact of income tax levelization within segment income. This represents a change from the previous measure, where the interim period impacts of income tax levelization were included within Other, and therefore excluded from segment income. As a result, prior-period segment results presented have been recast to conform to this change.

(b)
The amount for Commercial Portfolio includes state tax expense of $41 million, resulting from changes to state apportionment factors due to the sale of the nonregulated Midwest generation business, that does not qualify for discontinued operations.

(c)	Includes the after-tax impact of $53 million for the agreement in principle reached in a lawsuit related to the nonregulated Midwest generation business.

(d)	See page 14 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	June 30, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$55	$454	$8	$159	$—	$676
Receivables, net	360	147	34	35	(1)	575
Receivables of variable interest entities, net	1,919	—	15	10	(1)	1,943
Receivables from affiliated companies	4	—	249	3,415	(3,668)	—
Notes receivable from affiliated companies	157	—	—	56	(213)	—
Inventory	3,513	65	23	26	—	3,627
Regulatory assets	717	—	—	108	—	825
Other	240	26	89	129	(33)	451
Total current assets	6,965	692	418	3,938	(3,916)	8,097
Investments and Other Assets
Investments in equity method unconsolidated affiliates	3	41	543	25	1	613
Investments and advances to (from) subsidiaries	18	(24)	12	46,584	(46,590)	—
Nuclear decommissioning trust funds	5,966	—	—	—	—	5,966
Goodwill	15,950	284	122	—	1	16,357
Other	1,914	259	100	1,342	(643)	2,972
Total investments and other assets	23,851	560	777	47,951	(47,231)	25,908
Property, Plant and Equipment
Cost	106,415	3,072	3,896	1,760	—	115,143
Accumulated depreciation and amortization	(35,718)	(1,218)	(501)	(975)	—	(38,412)
Generation facilities to be retired, net	598	—	—	—	—	598
Net property, plant and equipment	71,295	1,854	3,395	785	—	77,329
Regulatory Assets and Deferred Debits
Regulatory assets	10,838	—	—	452	—	11,290
Other	12	—	—	19	(1)	30
Total regulatory assets and deferred debits	10,850	—	—	471	(1)	11,320
Total Assets	112,961	3,106	4,590	53,145	(51,148)	122,654
Segment reclassifications, intercompany balances and other	(207)	25	(261)	(50,885)	51,328	—
Segment Assets	$112,754	$3,131	$4,329	$2,260	$180	$122,654

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	June 30, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,615	$66	$86	$454	$—	$2,221
Accounts payable to affiliated companies	3,273	133	208	45	(3,659)	—
Notes payable to affiliated companies	56	—	—	157	(213)	—
Notes payable and commercial paper	—	—	—	2,312	—	2,312
Taxes accrued	496	109	(306)	168	—	467
Interest accrued	322	30	1	96	(1)	448
Current maturities of long-term debt	1,124	156	154	907	1	2,342
Regulatory liabilities	330	—	—	2	—	332
Other	1,253	57	36	482	(44)	1,784
Total current liabilities	8,469	551	179	4,623	(3,916)	9,906
Long-Term Debt	27,818	607	866	10,641	(1)	39,931
Long-Term Debt Payable to Affiliated Companies	625	—	17	—	(642)	—
Deferred Credits and Other Liabilities
Deferred income taxes	15,441	138	300	(2,841)	—	13,038
Investment tax credits	492	—	—	—	—	492
Accrued pension and other post-retirement benefit costs	653	—	—	391	—	1,044
Asset retirement obligations	10,146	16	68	1	—	10,231
Regulatory liabilities	6,285	—	—	49	—	6,334
Other	992	85	296	358	(1)	1,730
Total deferred credits and other liabilities	34,009	239	664	(2,042)	(1)	32,869
Equity
Total Duke Energy Corporation stockholders' equity	42,040	1,666	2,843	39,935	(46,589)	39,895
Noncontrolling interests	—	43	21	(12)	1	53
Total equity(a)	42,040	1,709	2,864	39,923	(46,588)	39,948
Total Liabilities and Equity	112,961	3,106	4,590	53,145	(51,148)	122,654
Segment reclassifications, intercompany balances and other	(207)	25	(261)	(50,885)	51,328	—
Segment Liabilities and Equity	$112,754	$3,131	$4,329	$2,260	$180	$122,654

(a)
As of June 30, 2016, the International Energy segment had a carrying value of approximately $2.4 billion, adjusted for $589 million of cumulative foreign currency translation losses currently classified as accumulated other comprehensive loss.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations/ Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$3,416	$2,520	$2,157	$500	$163	$1,416	$(82)	$10,090
Regulated natural gas	—	—	—	218	51	—	(1)	268
Total operating revenues	3,416	2,520	2,157	718	214	1,416	(83)	10,358
Operating Expenses
Fuel used in electric generation and purchased power	810	872	841	150	61	448	(96)	3,086
Cost of natural gas	—	—	—	40	18	—	—	58
Operation, maintenance and other	946	684	391	151	69	342	4	2,587
Depreciation and amortization	523	346	235	103	22	221	(1)	1,449
Property and other taxes	138	80	159	128	7	44	—	556
Impairment charges	—	—	3	—	—	—	—	3
Total operating expenses	2,417	1,982	1,629	572	177	1,055	(93)	7,739
Gains on Sales of Other Assets and Other, net	—	1	—	—	—	—	1	2
Operating Income	999	539	528	146	37	361	11	2,621
Other Income and Expenses, net	82	29	18	2	1	9	(3)	138
Interest Expense	214	127	81	32	8	90	3	555
Income Before Income Taxes	867	441	465	116	30	280	5	2,204
Income Tax Expense	301	157	175	37	8	93	20	791
Segment Income	$566	$284	$290	$79	$22	$187	$(15)	$1,413

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$3,608	$2,642	$2,367	$454	$184	$1,474	$(116)	$10,613
Regulated natural gas	—	—	—	261	69	—	—	330
Total operating revenues	3,608	2,642	2,367	715	253	1,474	(116)	10,943
Operating Expenses
Fuel used in electric generation and purchased power	1,005	1,024	1,011	144	78	529	(129)	3,662
Cost of natural gas	—	—	—	77	32	—	1	110
Operation, maintenance and other	929	724	381	157	65	355	4	2,615
Depreciation and amortization	510	315	256	90	25	211	(2)	1,405
Property and other taxes	137	67	168	121	6	18	(1)	516
Total operating expenses	2,581	2,130	1,816	589	206	1,113	(127)	8,308
Gains on Sales of Other Assets and Other, net	—	1	—	8	—	1	(1)	9
Operating Income	1,027	513	551	134	47	362	10	2,644
Other Income and Expenses, net	83	35	10	(3)	1	9	(4)	131
Interest Expense	208	116	99	31	7	88	—	549
Income Before Income Taxes	902	432	462	100	41	283	6	2,226
Income Tax Expense	327	156	178	37	15	103	4	820
Segment Income	$575	$276	$284	$63	$26	$180	$2	$1,406

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Balance Sheets - Assets
(Unaudited)

	June 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Current Assets
Cash and cash equivalents	$16	$8	$8	$4	$6	$12	$1	$55
Receivables, net	112	35	64	57	2	87	3	360
Receivables of variable interest entities, net	696	421	355	—	—	—	447	1,919
Receivables from affiliated companies	71	9	3	33	10	59	(181)	4
Notes receivable from affiliated companies	252	—	—	184	2	147	(428)	157
Inventory	1,169	1,068	657	66	44	508	1	3,513
Regulatory assets	262	187	135	11	7	115	—	717
Other	77	35	43	16	27	45	(3)	240
Total current assets	2,655	1,763	1,265	371	98	973	(160)	6,965
Investments and Other Assets
Investments in equity method unconsolidated affiliates	1	1	2	—	—	—	(1)	3
Investments and advances to (from) subsidiaries	29	(17)	3	—	—	—	3	18
Nuclear decommissioning trust funds	3,133	2,110	724	—	—	—	(1)	5,966
Goodwill	—	—	—	920	—	—	15,030	15,950
Other	915	508	287	27	2	217	(42)	1,914
Total investments and other assets	4,078	2,602	1,016	947	2	217	14,989	23,851
Property, Plant and Equipment
Cost	40,285	27,771	15,938	5,794	2,112	13,677	838	106,415
Accumulated depreciation and amortization	(13,880)	(10,350)	(4,730)	(1,601)	(936)	(4,219)	(2)	(35,718)
Generation facilities to be retired, net	—	506	—	—	—	93	(1)	598
Net property, plant and equipment	26,405	17,927	11,208	4,193	1,176	9,551	835	71,295
Regulatory Assets and Deferred Debits
Regulatory assets	2,856	2,744	2,553	430	82	825	1,348	10,838
Other	3	2	3	2	—	2	—	12
Total regulatory assets and deferred debits	2,859	2,746	2,556	432	82	827	1,348	10,850
Total Assets	35,997	25,038	16,045	5,943	1,358	11,568	17,012	112,961
Intercompany balances and other	(201)	(98)	(104)	(53)	44	(44)	249	(207)
Reportable Segment Assets	$35,796	$24,940	$15,941	$5,890	$1,402	$11,524	$17,261	$112,754

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	June 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Current Liabilities
Accounts payable	$565	$300	$390	$191	$21	$145	$3	$1,615
Accounts payable to affiliated companies	173	134	100	26	7	37	2,796	3,273
Notes payable to affiliated companies	—	78	406	—	—	—	(428)	56
Taxes accrued	135	58	158	90	9	42	4	496
Interest accrued	108	96	40	15	4	59	—	322
Current maturities of long-term debt	468	252	48	3	51	221	81	1,124
Regulatory liabilities	91	84	82	14	2	57	—	330
Other	400	314	361	57	21	102	(2)	1,253
Total current liabilities	1,940	1,316	1,585	396	115	663	2,454	8,469
Long-Term Debt	8,592	6,163	5,492	1,521	287	3,566	2,197	27,818
Long-Term Debt Payable to Affiliated Companies	300	150	—	—	25	150	—	625
Deferred Credits and Other Liabilities
Deferred income taxes	6,494	3,162	2,572	1,160	305	1,732	16	15,441
Investment tax credits	196	152	3	3	1	137	—	492
Accrued pension and other post-retirement benefit costs	96	249	238	38	12	74	(54)	653
Asset retirement obligations	3,910	4,594	792	21	103	520	206	10,146
Regulatory liabilities	2,885	1,901	508	190	56	745	—	6,285
Other	645	24	101	131	27	72	(8)	992
Total deferred credits and other liabilities	14,226	10,082	4,214	1,543	504	3,280	160	34,009
Equity	10,939	7,327	4,754	2,483	427	3,909	12,201	42,040
Total Liabilities and Equity	35,997	25,038	16,045	5,943	1,358	11,568	17,012	112,961
Intercompany balances and other	(201)	(98)	(104)	(53)	44	(44)	249	(207)
Reportable Segment Liabilities and Equity	$35,796	$24,940	$15,941	$5,890	$1,402	$11,524	$17,261	$112,754

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Revenues By Customer Class
(Unaudited)

	Six Months Ended June 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$1,398	$900	$1,100	$296	$60	$476	$—	$4,230
General service	1,071	622	642	150	65	344	—	2,894
Industrial	604	303	123	33	26	349	—	1,438
Wholesale	217	593	104	—	9	171	—	1,094
Change in unbilled	73	20	35	5	3	13	—	149
Other revenues	53	82	153	16	—	63	(82)	285
Total Electric Revenues	$3,416	$2,520	$2,157	$500	$163	$1,416	$(82)	$10,090

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$145	$38	$—	$—	$183
General service	—	—	—	61	14	—	—	75
Industrial	—	—	—	8	2	—	—	10
Change in unbilled	—	—	—	(6)	(3)	—	—	(9)
Other revenues	—	—	—	10	—	—	(1)	9
Total Natural Gas Revenues	$—	$—	$—	$218	$51	$—	$(1)	$268

	Six Months Ended June 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$1,506	$991	$1,214	$289	$65	$532	$—	$4,597
General service	1,071	643	727	146	67	369	—	3,023
Industrial	610	323	142	29	27	373	—	1,504
Wholesale	220	584	133	—	22	149	—	1,108
Change in unbilled	31	8	24	6	—	(15)	—	54
Other revenues	170	93	127	(16)	3	66	(116)	327
Total Electric Revenues	$3,608	$2,642	$2,367	$454	$184	$1,474	$(116)	$10,613

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$176	$51	$—	$—	$227
General service	—	—	—	75	21	—	—	96
Industrial	—	—	—	11	3	—	—	14
Change in unbilled	—	—	—	(9)	(5)	—	—	(14)
Other revenues	—	—	—	8	(1)	—	—	7
Total Natural Gas Revenues	$—	$—	$—	$261	$69	$—	$—	$330
(a)    Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

DUKE ENERGY MONEYPOOL SUPPLEMENT
Schedule of Moneypool Balances
(Unaudited)

	June 30, 2016
(in millions)	Duke Energy(a)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Kentucky	Duke Energy Indiana	Consolidated
Moneypool lendings (borrowings) of commercial paper(c)	$681	$(300)	$(159)	$(47)	$—	$(25)	$(150)	$—
Moneypool (borrowings) lendings(d)	(157)	252	(69)	(359)	184	2	147	—

(a)	Duke Energy only includes Duke Energy Corporation (the Parent) and Duke Energy Business Services (DEBS).

(b)	Excludes amounts of the wholly owned subsidiary, Duke Energy Kentucky.

(c)	Duke Energy issues commercial paper and loans a portion of the proceeds through the moneypool to the subsidiary Public Utilities.

(d)
Duke Energy participates in a moneypool arrangement with the subsidiary Public Utilities. Under the arrangement, short-term loans may be provided to affiliates. The Parent may loan funds through the moneypool but is prohibited from borrowing funds. DEBS is permitted to both borrow and loan funds into the moneypool. Borrowings presented for Duke Energy are borrowed by DEBS.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2016
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve, Mergers		International Impairment		Cost Savings Initiatives		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Regulated Utilities	$1,413	$—		$—		$—		$—		$—	$1,413
International Energy	21	—		145	B	—		—		145	166
Commercial Portfolio	41	—		—		—		—		—	41
Total Reportable Segment Income	1,475	—		145		—		—		145	1,620
Other	(274)	143	A	—		27	C	—		170	(104)
Total Reportable Segment Income and Other Net Expense	1,201	143		145		27		—		315	1,516
Discontinued Operations	2	—		—		—		(2)	D	(2)	—
Net Income Attributable to Duke Energy Corporation	$1,203	$143		$145		$27		$(2)		$313	$1,516
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$1.74	$0.21		$0.21		$0.04		$—		$0.46	$2.20
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.74	$0.21		$0.21		$0.04		$—		$0.46	$2.20

A - Net of $88 million tax benefit. Includes $1 million recorded within Operating Revenues, $47 million recorded within Operating Expenses and $183 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations. The interest expense is primarily mark-to-market losses related to forward-starting interest rate swaps utilized to manage interest rate exposure for the expected financing of the Piedmont acquisition.
B - Net of $49 million tax benefit. Impairment of certain assets in Central America recorded within Impairment Charges on the Condensed Consolidated Statements of Operations.
C - Net of $17 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
D - Recorded in (Loss) Income From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions
Basic            689
Diluted            689

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Six Months Ended June 30, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve, Progress Merger		Midwest Generation Operations		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Regulated Utilities	$1,406	$—		$—		$—		$—	$1,406
International Energy	88	—		—		—		—	88
Commercial Portfolio	(23)	—		94	B	41	E	135	112
Total Reportable Segment Income	1,471	—		94		41		135	1,606
Other	(94)	27	A	—		—		27	(67)
Intercompany Eliminations	(4)	—		—		4	D	4	—
Total Reportable Segment Income and Other Net Expense	1,373	27		94		45		166	1,539
Discontinued Operations	34	—		(94)	B	60	C	(34)	—
Net Income Attributable to Duke Energy Corporation	$1,407	$27		$—		$105		$132	$1,539
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$2.01	$0.04		$—		$0.15		$0.19	$2.20
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$2.01	$0.04		$—		$0.15		$0.19	$2.20

A - Net of $16 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Operating results of the nonregulated Midwest generation business that had been classified from discontinued operations after adjustment for special items and economic hedges (net of $53 million tax benefit).
C - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations, and includes the impact of a litigation reserve related to the nonregulated Midwest generation business.
D - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
E - State tax expense resulting from the completion of the sale of the nonregulated Midwest generation business.

Weighted Average Shares (reported and adjusted) - in millions
Basic            700
Diluted            700

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures
Management evaluates financial performance in part based on non-GAAP financial measures, adjusted earnings and adjusted diluted EPS. These items represent income from continuing operations net of income (loss) attributable to noncontrolling interests, adjusted for the dollar and per-share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of our ongoing performance, and are discussed below. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting results to the Board of Directors, employees, stockholders, analysts and investors concerning Duke Energy’s financial performance. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common stockholders.
Special items included in the periods presented include the following:

•
Costs to achieve mergers and International impairment represent charges that result from potential or completed strategic acquisitions and divestitures that do not reflect ongoing costs of the business.

•	Costs savings initiatives represent restructuring charges incurred to reduce future expenses and do not represent ongoing costs.

•
Midwest generation operations represents the operating results of the nonregulated Midwest generation business and Duke Energy Retail Sales (collectively, the Disposal Group), which have been classified as discontinued operations. Management believes inclusion of the Disposal Group's operating results within adjusted earnings and adjusted diluted EPS results in a better reflection of Duke Energy's financial performance during the period.

Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders, or asset impairments).
Management evaluates segment performance based on segment income. Segment income is defined as income from continuing operations net of income attributable to noncontrolling interests. Segment income includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income as presented provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income is segment income.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted Other net expenses and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items or any amounts that may be reported as discontinued operations or extraordinary items for future periods, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other entities may not calculate the measures in the same manner.